Acquisitions	12 Months Ended
Dec. 31, 2011
Business Combinations [Abstract]
ACQUISITIONS
Acquisitions
On September 2, 2011, we completed the acquisition of 100% of the voting shares of Fotowatio Renewable Ventures, Inc. (“FRV U.S.”), a developer of solar power projects in the U.S. The FRV U.S. acquisition expanded our pipeline of solar power projects and supports our expansion in the U.S. utility-scale power market. The purchase price was $187.8 million, including estimated contingent consideration fair valued at $54.2 million.
The contingent consideration is to be paid in cash if certain operational criteria are met through June 30, 2012. Certain amounts of the contingent consideration will be allocated to employees and be recorded as compensation expense as employees render their services. The amount payable, as amended, is based on FRV U.S. achieving certain project milestones on five U.S. utility-scale projects, up to a maximum earn-out target of $70.4 million. The estimated acquisition date fair value of the contingent consideration reflects a discount at a credit adjusted interest rate for the period of the contingency. That measure is based on significant inputs that are not observable in the market, which U.S. GAAP refers to as Level 3 inputs. Key assumptions include (i) a discount percentage and (ii) a probability adjustment related to the operational metrics being met. Future revisions to the estimated fair value of the contingent consideration could be material.
The table below represents the allocation of the total consideration to tangible and intangible assets acquired and liabilities assumed from FRV U.S. based on an estimate of the fair value at the acquisition date:

In Millions
Allocation of the purchase price:
Cash and cash equivalents	$1.8
Solar energy systems held for development	64.2
Other current assets	9.0
Property, plant and equipment, net	23.0
Goodwill	44.6
Intangible assets	115.5
Other noncurrent assets	50.2
Current liabilities	(3.4)
Short-term debt	(32.9)
Other long-term liabilities	(44.6)
Noncontrolling interests	(39.6)
Total purchase price	$187.8

At the date of acquisition, FRV U.S. had net operating losses that will be realizable on MEMC's consolidated U.S. tax return, subject to annual Internal Revenue Code Section 382 limitations. Deferred tax assets attributable to these FRV U.S. net operating loss carry forwards of $9.3 million are included in other noncurrent assets in the table above. All of the goodwill was assigned to the Solar Energy segment and no goodwill will be deductible for U.S. income tax purposes. The primary factors which resulted in recognition of goodwill include the assembled workforce and synergies in skill sets and operations. The amount of FRV U.S.'s revenue and operating loss included in the consolidated statement of operations for the year ended December 31, 2011 was $121.2 million and $48.3 million, respectively. The 2011 operating loss included a $44.6 million impairment of FRV U.S. goodwill during the three months ended December 31, 2011. See Note 3.
Management has completed the purchase accounting valuation for this transaction, and any adjustments due to changes of the assumptions used to calculate the fair value of certain assets and liabilities including, but not limited to, assets held for sale, property, plant and equipment, intangible assets, deferred taxes and goodwill have already or will be reflected in the consolidated statement of operations. We have not provided proforma financial information because the acquisition is not considered significant.

Other 2011 acquisitions
During the second quarter of 2011, SunEdison completed the acquisition of 100% of the voting equity of a company for a purchase price of $72.6 million, of which an estimated $27.0 million relates to contingent consideration payable in cash. This acquisition, which included project pipeline, is intended to further develop our solar energy systems' business and leverage synergies within our Solar Energy segment. We recorded $43.8 million to goodwill, approximately $24.4 million of which is not deductible for tax purposes, and $13.0 million to intangible assets. Management has completed the purchase accounting valuation for this transaction. All $43.8 million of goodwill was allocated to the Solar Energy segment and was subsequently written-off during the three months ended December 31, 2011. See Note 3. We have not provided proforma financial information because the acquisition is not considered significant.

During 2011, SunEdison completed two other acquisitions of 100% of the voting equity of these companies for a combined total purchase price of $14.3 million, of which $6.5 million relates to contingent consideration. We recorded $9.4 million and $4.8 million to goodwill and acquired intangible assets, respectively. The goodwill is not deductible for tax purposes for either of these acquisitions and was subsequently written-off during the three months ended December 31, 2011. See Note 3.

Solaicx
On July 1, 2010, we completed the acquisition of 100% of the voting equity of Solaicx, which became a wholly owned subsidiary of MEMC. The U.S. GAAP purchase price for Solaicx was $101.7 million, including cash and additional contingent consideration. The contingent consideration consists of cash and MEMC common stock, as elected by certain Solaicx shareholders.
The purchase price was calculated as follows:

In Millions
Cash	$75.7
Contingent consideration	26.0
Total purchase price including estimated contingent consideration	$101.7

Approximately $10.9 million of the cash consideration is currently held in escrow pursuant to the terms of the merger agreement and was reflected in goodwill. The contingent consideration is to be paid to the former Solaicx shareholders if certain operational criteria were met from July 1, 2010 through December 31, 2011. The amount payable is based on Solaicx achieving revenues of at least $60.0 million during such time period, up to a maximum revenue target of $71.8 million, with the payout on a linear basis between those two amounts. This would entitle the former Solaicx shareholders to up to an additional $27.6 million of a combination of cash and MEMC common stock. MEMC estimated the acquisition date fair value of the contingent consideration at $26.0 million, which reflects a discount at a credit adjusted interest rate for the period of the contingency. That measure was based on significant inputs that are not observable in the market, which U.S. GAAP refers to as Level 3 inputs. Key assumptions included (i) a discount percentage and (ii) a probability adjusted level of revenue expected to be achieved by Solaicx during the period between July 1, 2010 and December 31, 2011.
The primary factor which resulted in recognition of goodwill, as well as our primary reason for the acquisition of Solaicx, was that the acquisition would allow us to produce high efficiency monocrystalline solar wafers at competitive costs. All of the goodwill was assigned to the Solar Materials reporting segment and no goodwill is deductible for U.S. income tax purposes. See Note 3 regarding discussion of the subsequent impairment of this goodwill.
The table below represents the allocation of the total consideration to tangible and intangible assets acquired and liabilities assumed from Solaicx based on an estimate of the fair value at the acquisition date.

In Millions
Allocation of the purchase price:
Cash and cash equivalents	$2.2
Other current assets	11.6
Property, plant and equipment, net	30.0
Goodwill	56.4
Intangible assets	21.0
Other noncurrent assets	0.4
Current liabilities	(12.2)
Long-term debt and capital lease obligations, excluding current portion	(1.3)
Other long-term liabilities	(6.4)
Total purchase price	$101.7

Acquisition related costs of $1.9 million were included in marketing and administration expense, and the amount of Solaicx’s loss of $11.2 million from the date of acquisition was included in the consolidated statement of operations for the year ended December 31, 2010 and was dilutive to earnings per share. The amount of Solaicx’s revenue included in the consolidated statement of operations for the same period was not material. See a description of intangible assets in Note 12.
Upon acquisition, Solaicx had net operating losses that will be realizable on MEMC’s consolidated U.S. tax return, subject to annual Internal Revenue Code Section 382 limitations. At December 31, 2010, we had deferred tax assets attributable to these Solaicx net operating loss carry forwards of $28.7 million and a corresponding valuation allowance of $28.7 million, reducing the net deferred tax asset for net operating losses to zero. As of December 31, 2011, we no longer carry a valuation allowance against the Solaicx net operating losses as the remaining deferred tax asset is expected to be realized in the foreseeable future against taxable income generated through U.S. business operations.
Management has completed the purchase accounting valuation for this transaction and any adjustments due to changes of the assumptions used to calculate the fair value of certain assets and liabilities including, but not limited to, inventory, property, plant and equipment, intangible assets, deferred taxes and goodwill, have already or will be reflected in the statement of operations.
The following table reflects the 2010 and 2009 unaudited pro forma operating results of MEMC as if the Solaicx acquisition had been completed as of the beginning of each respective period.

	For the year ended December 31,
	2010	2009
In Millions, except per share amounts
Net sales	$2,243.5	$1,168.3
Net income (loss) attributable to MEMC stockholders	$22.0	$(99.9)
Basic income (loss) per share	$0.10	$(0.45)
Diluted income (loss) per share	$0.10	$(0.45)

SunEdison
On November 20, 2009, we completed the acquisition of SunEdison in order to expand the scope of MEMC’s solar related operations. SunEdison is a developer of solar power projects and a solar energy provider. As a result of the acquisition, SunEdison became a wholly owned subsidiary of MEMC Holdings Corporation, which is a wholly owned subsidiary of MEMC. The U.S. GAAP purchase price for SunEdison was $314.6 million, including cash, MEMC common stock and additional consideration.
The purchase price was calculated as follows:

In Millions
Cash and payables	$191.7
Shares of MEMC common stock (a)	45.9
Contingent consideration	77.0
Total purchase price including estimated contingent consideration	$314.6
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(a)	The value was based upon the issuance of 3.8 million common shares and the closing price of MEMC’s common stock on November 20, 2009, the date of acquisition, of $12.08.
The contingent consideration was to be paid to the former SunEdison unit holders if certain operational criteria were met from January 1, 2010 through December 31, 2010. As of December 31, 2010, we recorded $80.2 million of contingent consideration, which is the maximum payout under the agreement. This liability was paid on February 1, 2011 for a combination of $55.7 million in cash and the issuance of 2.1 million shares of MEMC common stock.
Approximately $21.0 million of the cash consideration and $6.4 million of the share consideration otherwise payable to the SunEdison unit holders was held in escrow pursuant to the terms of the acquisition agreement pending resolution of certain indemnity claims made by MEMC against the escrow. During the third quarter of 2011, the majority of those shares and cash held in escrow were released. The remaining shares and cash are scheduled to be released from escrow, if at all, by December 31, 2012. No benefit has been recognized in the consolidated financial statements as of December 31, 2011 pending resolution of the claims.
The principal factors that resulted in recognition of goodwill as well as our primary reasons for the acquisition of SunEdison were: (i) partnering with SunEdison should enable the build-up of solar energy system backlog with price certainty for materials cost and (ii) downstream knowledge of solar system demand and pricing should allow our solar wafer manufacturing operations to make capital investments with known future volumes. All of the goodwill was assigned to the Solar Energy segment. Approximately $224.5 million of goodwill is deductible for tax purposes. See Note 3 regarding discussion of the subsequent impairment of this goodwill.
The table below represents the allocation of the total consideration to tangible and intangible assets acquired and liabilities assumed from SunEdison based on an estimate of the fair value at the acquisition date:

In Millions
Allocation of the purchase price:
Cash and cash equivalents	$0.8
Other current assets	106.4
Property, plant and equipment, net	325.6
Goodwill	285.3
Intangible assets	42.2
Other noncurrent assets	33.9
Current liabilities	(167.7)
Long-term debt and capital leases (excluding current portion)	(297.4)
Other long-term liabilities	(7.8)
Noncontrolling interests	(6.7)
Total purchase price	$314.6

Acquisition related costs of $2.5 million were included in marketing and administration expense for the year ending December 31, 2009. The amount of SunEdison’s revenue and loss included in the consolidated statement of operations for the year ended December 31, 2009 was not material. See a description of intangible assets in Note 12.
Management completed the purchase accounting valuation for this transaction and any future adjustments due to changes of the assumptions used to calculate the fair value of acquisition related assets and liabilities will be reflected in the consolidated statement of operations.
The following table reflects the 2009 unaudited pro forma operating results of MEMC as if the SunEdison acquisition had been completed as of January 1, 2009.

For the year ended December 31, 2009
In Millions, except per share amounts
Net sales	$1,266.4
Net loss attributable to MEMC stockholders	$(94.5)
Basic loss per share	$(0.42)
Diluted loss per share	$(0.42)